Trophy

                                                                      Exhibit 8b






INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-38119 of American Skandia Life Assurance Corporation on Form S-6 of our report dated March 10, 1997, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" appearing in such Prospectus.


/s/Deloitte & Touche LLP
New York, New York
April 23, 1999